Exhibit 99.1

COMPANY PRESENTATION SEPTEMBER 2017

[LOGO]

Focused strategy Proven execution High-quality portfolio WHY TIER? Significant value creation opportunities Flexible balance sheet Experienced management team Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver

Domain 8 FOCUSED STRATEGY Delivered 2017 4

Targeted Approach Focus + Strategy Experience + Innovation Service + Sustainability Value Creation Proven track record in publicly-traded real estate companies Seven Target Growth Markets High-growth, demand-driven markets TIERONE Property Services Unparalleled customer service & operational excellence Amenity-rich, high-density submarkets-TIER1 submarkets Successful history of investing & creating value in target markets Operating & developing to highest sustainability standards High-quality, ClassA office properties Ability to complete complex transactions A leader in BOMA 360 designations Emphasis on LIVE. WORK. PLAY environments Demonstrated path toward long-term value creation Significant LEED & Energy Star certifications 5 Legacy District One, Dallas Domain 11, Austin (Rendering) Bank of America Plaza, Charlotte

Seven Target Growth Markets TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth Nashville CBD West End The Gulch Denver CBD / LoDo Platte River Cherry Creek Charlotte Uptown South Park Austin CBD The Domain Southwest Atlanta Midtown Buckhead Houston Westchase The Galleria Katy Freeway West Dallas Preston Center Plano Legacy Uptown Target growth market Current market location 6

The Domain PROVEN EXECUTION Rendering Acquired 2015 7

Strategic Plan Strategic Repositioning Value Creation TIER REIT is 100% committed to optimizing the value of its common stock through execution of its strategic plan or pursuing other strategic alternatives, including public or private execution 8

Poised for Growth Focused on value creation & cash flow growth Today 2014 -45% NOI from target markets >90% NOI from target markets Enhanced portfolio quality Sharpened geographic focus Strengthened balance sheet Reinvested strategically 9

Legacy District One HIGH-QUALITY PORTFOLIO Acquired 2017 10

High-Quality Portfolio Substantially all NOI now derived from high-growth, demand-driven target markets Additional Quality Indicators 1 Austin 20% Nashville 6% Including in-process development, >25 of portfolio SF will be recently constructed 2 SF by Market1 Austin Development 10% Charlotte 14% Enviable roster of investment-grade tenants Houston 13% Weighted average lease life in excess of 7 years Dallas 26% 1 June 30, 2017 operating portfolio pro forma for in-process development lat ownership share) and targeted reduction of Houston presence through planned dispositions of Loop Central and Eldridge Place anticipated by YE'18 2 Recently constructed includes properties delivered since 2012 11 Domain 7 Bank of America Plaza

Third + Shoal SIGNIFICANT VALUE CREATION OPPORTUNITIES Rendering Expected Delivery 2018 12

Creating Value: Development Results Creating -$2.22 to $2.75/share of incremental value with minimal driving long-term cash flow growth1 lease-up risk, Developments >90% pre-leased2 & delivering at -9%+ stabilized yields Delivery 2017 2018 2019 Timeline Third + Shoal Domain 8 (Delivered) Domain 11 Aggregate Value Creation: $107mm to $131mm1 1 Includes estimated value creation of Domain 8, Domain 11 and Third + Shoal using estimated stabilized NOI, assuming a 5.5%-6.0% exit capitalization rate less actual or budgeted development costs, at ownership share for Third + Shoal and Domain 8 2 At ownership share 13 Third + Shoal (Rendering) Domain 11 (Rendering) Domain 8

Creating Value: Domain 8 8 d The Domain Austin, Texas Quick Facts 291K SF with 12 stories Primary Tenants 100% Leased Pedestal parking 3.7/1,000 Completed 2Q'17 Walk to Whole Foods, Rock Rose entertainment district, Domain NORTHSIDE Shops 14 Domain 8 Domain 8

Creating Value: Domain 11 11 d The Domain Austin, Texas Quick Facts 324K SF with 16 stories Tenant 98% Leased1 Pedestal parking 4.7/1,000 Estimated delivery 4Q'18 A division of Walk to Whole Foods, Rock Rose entertainment district, Domain NORTHSIDE Shops 1 Represents 100% of available office space 15 Domain 11 (Rendering) Domain 11 (Rendering)

Creating Value: Third + Shoal CBD A ustin, Quick Facts 345K SF with 29 stories Tenant 67% Leased Pedestal parking 2.5/1,000 Public disclosure restricted until future date Estimated delivery 3Q'18 Located in the heart of CBD's "New Downtown" 16 Third + Shoal (Rendering) Third + Shoal (Rendering)

Creating Value: Third+ Shoal TIER REIT 17

Creating Value: *Future Development*

Opportunity to create ~$5.17 to $6.75/share of incremental value through future development[1]


Domain 12 (Rendering)

Domain 12, Austin, TX
~320K net rentable SF


Legacy District (Rendering)

Legacy District, Plano, TX
~570K net rentable SF in two phases


Domain 9 (Rendering)

Domain 9, 10, D & G, Austin, TX
~660K net rentable SF in three phases

Approximate 8.5%+ yield on future development opportunities

Potential value creation: $249mm to $324mm[1]


NAV +
Dividend

TIER REIT

[1] Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs

18

Creating Value: *Leasing*

Mark-to-Market Rents


Bank of America Plaza

In-place rents 22%-24% below market for tenants expiring through 2019

Stabilize Occupancy at 93%


BriarLake Plaza

Opportunity to lease up to 325K SF of vacant space

Bank of America PLAZA

The Terrace

Potential incremental value creation: $146mm to $175mm[1,2]

NAV + Dividend

BRIARLAKE PLAZA

Burnett Plaza

Eldridge Place

TIER REIT

[1] Mark-to-market potential incremental value calculated using incremental estimated NOI from re-leasing SF expiring through 2019 at Bank of America Plaza and The Terrace at current market rates and a 6.0%-7.0% NOI exit capitalization rate less $50/SF estimated leasing capital

[2] Stabilize occupancy potential incremental value calculated using estimated NOI generated from increasing occupancy of Two BriarLake Plaza, Eldridge Place, and Burnett Plaza at 90% NOI margins of current market rates and a 6.0%-7.0% NOI exit capitalization rate less $50/SF estimated leasing capital

19

Legacy District One, Two & Three FLEXIBLE BALANCE SHEET Rendering Acquired 2015 & 2017 20

Capital Structure1 Capital structure ($mm) Credit Statistics 41% Total estimated enterprise value: $1,840 59% Debt Maturities ($mm) 350 300 250 200 150 100 50 0 2018 2019 2020 2021 Thereafter Total net liquidity of $288mm4 1Datashownasof 6.30.17proformaforthependingdispositionof FifthThirdColumbus 2 Estimatedequityvalueisbasedoncommonstock,restrictedstock,andrestrictedstockunitsoutstandingmultipliedbyconsensusNAVof $22.76pershare 3 EBITDA and NOI reflect annualized 3Q'14 and 2Q'17 normalized EBITDA and GAAP NOI for properties owned at period end 4 Total net liquidity as of 6.30.17 pro forma for the subsequent addition of Domain 2 and Domain 7 to the unencumbered asset pool of the Company's credit facility 21 Mortgage debt $275 $300 Unsecured bank debt $78 $66 $40 $20 Mortgage Debt$185 Unsecured term loan575 Unsecured revolver20 Cashl34) Total net debt $746 Estimated equity value21,094 Totalest. enterprise value$1,840 Creditstatistics 9.30.14 6.30.17 Long-Term Target Net debt / annualized adj. EBITDA3 9.6x 7.0x <6.5x Net debt / total est. ent. value 53% 41% <40% Mortgagedebt/ totalest.ent.value 53% 10% <20% Fixed charge coverage 1.5x 3.3x >3.0x Unencumbered NOI / total NOI3 3% 89% >65%

5950 Sherry Lane EXPERIENCED MANAGEMENT TEAM Acquired 2014 22

Experienced Management Team

Significant real estate & public company experience spanning 30+ years

Scott Fordham	Dallas Lucas	Bill Reister	Jim Sharp	Heath Johnson	Scott McLaughlin
President & Chief Executive Officer	EVP & Chief Financial Officer	EVP & Chief Investment Officer	EVP Capital Markets	Managing Director Asset Management	Senior Vice President Investor Relations

Aimco APARTMENT HOMES

CRESCENT® Real Estate Equities Company

BrandywineRealtyTrust

PACIFIC OFFICE PROPERTIES

Maguire Properties

Hines

TIER REIT

23

BriarLake Plaza ADDITIONAL INFORMATION Phase II delivered 2014 24

Managing our Houston Presence

Capitalize on stabilizing office market and influx of investment capital to exit non-core Houston properties

Minimal lease expirations through 2018

Leasing activity is picking up, particularly at BriarLake Plaza

Total Houston Class A office property sales YTD, including known-pending sales, total over $2.9 billion



Loop Central
PLANNED DISPOSITION



BriarLake Plaza



Eldridge Place
PLANNED DISPOSITION

BriarLake Plaza & Loop Central fully operational with no damage following Hurricane Harvey

Eldridge Place, which experienced flood-related damage, is being restored to operational status; damage and business interruption expected to be substantially covered by insurance

TIER REIT

25

Austin



The Domain
Topgolf
The Terrace
Third + Shoal
Austin
West Lake Hills
Barton Creek
The University of Texas at Austin
Emma Long Metropolitan Park

Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
12%
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21
Austin Office-Using Employment Growth
National Office-Using Employment Growth
Austin Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot



The Terrace



Third+Shoal (Rendering)



Domain 7

Market Commentary[1]

Top-tier market with a highly educated workforce combined with pro-business government policy

9.7% Class A vacancy, down from 11.2% in prior year

YoY: 9.6% Class A rent growth / 1.5mm SF net absorption

2Q'17: 5.7% Class A rent growth / 0.4mm SF net absorption

2.0mm SF under construction, ~40% pre-leased[2]

Five-year forecast of 1.8% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q'17
[2] Pro forma for executed leasing at Third + Shoal post-2Q'17

26

Dallas-Fort Worth



Legacy District
5950 Sherry Lane
Burnett Plaza
Fort Worth
Dallas
Plano
Irving
Carrollton
Richardson
Garland

Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21
Dallas - Fort Worth Office-Using Employment Growth
National Office-Using Employment Growth
Dallas - Fort Worth Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot


Legacy District


Burnett Plaza


5950 Sherry Lane

Market Commentary[1]

Dallas' diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists

17.5% Class A vacancy, up from 17.3% in prior year

YoY: 5.4% Class A rent growth / 4.6mm SF net absorption

2Q'17: 0.6% Class A rent growth / 2.7mm SF net absorption

8.9mm SF under construction, ~69% pre-leased

Five-year forecast of 2.6% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q'17

27

Houston



Eldridge Place
BriarLake Plaza
Loop Central
Houston

Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21
Houston Office-Using Employment Growth
National Office-Using Employment Growth
Houston Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot


Loop Central


BriarLake Plaza


Eldridge Place

Market Commentary[1]

Office demand will take time to return to normal following energy-related headwinds and Hurricane Harvey

20.0% Class A vacancy, up from 16.5% in prior year

YoY: 1.3% Class A rent growth / (1.5mm) SF net absorption

2Q'17: 2.0% Class A rent growth / (0.7mm) SF net absorption

Sublease inventory of ~11.1mm SF as of 2Q'17

2.4mm SF under construction, ~45% pre-leased

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q'17

28

Charlotte Office-Using Employment & Population Growth1 Portfolio Snapshot MarketCommentary1 Charlotte's central location, affordable living costs and young, educated workforcemakeitabanking andfinancehub 8.7% Class A vacancy, up from 6.9% in prior year YoY: 5.2% Class A rent growth / 0.9mm SF net absorption 2Q'17: 2.7% Class A rent growth / 0.4mm SF net absorption 1.5mm SF under construction, -61% pre-leased Five-year forecast of 2.7% avg. annual rent growth 1 Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q'17 for the Charlotte CBD 29 Bank of America Plaza Bankof America Plaza

Nashville


Plaza at MetroCenter
NORTH NASHVILLE
EAST NASHVILLE
LOCKELAND SPRINGS
Tennessee State University
Nashville
Shelby Bottoms Nature Center & Greenway
THE GULCH
The Parthenon
MUSIC ROW
SYLVAN PARK
Belmont University

Office-Using Employment & Population Growth[1]


Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21
Nashville Office-Using Employment Growth
National Office-Using Employment Growth
Nashville Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot



Plaza at MetroCenter

Market Commentary[1]

Nashville's economic diversity, mix of private and public industry, and low costs of business fuel office demand

6.0% Class A vacancy, up from 2.4% in prior year

YoY: 5.3% Class A rent growth / 0.6mm SF net absorption

2Q'17: 1.3% Class A rent compression / 0.2mm SF net absorption

1.2mm SF under construction, ~37% pre-leased

Five-year forecast of 2.1% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 2Q'17

30

Forward-Looking Statements

This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as "may," "will", "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "would," "could," "should," "opportunities," "objectives," "strategies," "goals," "vision," "mission," and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) the availability and terms of financing, including the impact of higher interest rates on the cost and/or availability of financing; (vii) our ability to strategically acquire, develop or dispose of assets on favorable terms or at all; (viii) our level of debt and the terms and limitations imposed on us by our debt agreements; (ix) our ability to retain our executive officers and other key personnel; (x) unfavorable changes in laws or regulations impacting our business or our assets; and (xi) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the "Risk Factors" section of our most recent Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC ("CoStar") and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented.

All CoStar materials set forth herein ("CoStar Materials") speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided "as is," without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

TIER REIT
31

Focused strategy Proven execution INVESTMENT RATIONALE High-quality portfolio Significant value creation opportunities irratierreit.com www.tierreit.com 972.483.2400 Flexible balance sheet Experienced management team Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver